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                                                                    EXHIBIT 10.1

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.


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                             SECURED PROMISSORY NOTE

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                                                              Irvine, California
$150,000.00                                                   September 17, 1997


         1. FOR VALUE RECEIVED, NB FINANCIAL LIMITED, a corporation organized pursuant to the laws of the Cook Islands (the "Company"), hereby promises to pay to JAY A. GEIER, an individual residing in the State of California, or his assigns (the "Holder"), the principal sum of ONE HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($150,000.00), together with interest on the unpaid principal balance at the rate of ten percent (10.00%) per annum (the "Note"). The principal plus accrued interest shall be due and payable on February 28, 1998, and is payable in lawful money of the United States of America at the offices of Holder as indicated in Section 7.4 hereof or at such other place within the continental United States as the Holder may from time-to-time designate in writing to the Company.

         Interest hereunder shall be computed on the basis of a three hundred sixty-five (365) day year for the actual number of days elapsed and shall commence as of the date first above written. In no event shall the Holder be entitled to interest exceeding the maximum rate permitted by the laws of the State of California. If any excess of interest is provided for or shall be adjudicated to be so provided for in the Note, then in such event: (i) the provisions of this paragraph shall govern and control; (ii) the Company shall not be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by the laws of the State of California, and the same shall be construed as a mutual mistake of the parties which shall not affect the conversion rights granted herein; and (iii) any such excess which may have been collected or attributed shall be subtracted from the then unpaid principal amount hereof, or refunded to the Company.

         The Note is made pursuant to that certain Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement"), made by and among the Company, the Holder, and Ronald W. Shepston, an individual ("Shepston"), and is subject to the terms and conditions of that certain Agreement to Hold Funds in Trust Account, dated August 15, 1997, made by and among the Company, the Holder, Shepston, and Arter & Hadden (the "Funds Agreement").


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         2. Security. The Note is secured by that certain Stock Pledge Agreement of even date herewith (the "Pledge Agreement"), made by and among the Company, the Holder, and Arter & Hadden.

         3. Prepayment. The Note may be prepaid by the Company at any time, in whole or in part, and without premium or penalty. All such payments shall be applied first to accrued but unpaid interest and the remainder to principal.

         4. Events of Default. The Holder shall have the right to demand repayment of all or any portion of the indebtedness evidenced hereby, at any time, upon the occurrence of any of the following "Events of Default."

            4.1 Breach of Covenants or Obligations. The continuance for a period of ten (10) days after notice to the Company of the breach of any one of the covenants or obligations contained in the Note, Stock Purchase Agreement, the Pledge Agreement, or any other agreement concurrently or subsequently entered into by and between the parties hereto or thereto without cure within such ten
(10) day period of such breach; provided, however, that this Section 4.1 shall not include breaches by the Holder.

            4.2 Breach of the Company's Representations and Warranties. Any of the representations or warranties made in the Note, Stock Purchase Agreement, the Pledge Agreement, or any other agreement concurrently or subsequently entered into by and between the parties hereto or thereto, or in any statement or certificate at any time given in writing to the Holder pursuant to any such agreements or in connection herewith or therewith, shall prove to have been false or misleading in any material respect as of the date such representations and warranties were made; provided, however, that this Section 4.2 shall not include breaches by the Holder.

            4.3 Bankruptcy. The institution of bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company, which proceedings shall not have been vacated by appropriate court order within sixty (60) days of such institution.

            4.4 Dissolution. Any order, judgment or decree shall have been entered against the Company decreeing the dissolution or liquidation of the Company and such order shall remain undischarged or unstayed for a period of thirty (30) days.

            4.5 Insolvency, Receiver or Trustee. The making by the Company of an assignment for the benefit of creditors; or the making by the Company of an offer of settlement, composition or extension to the claims of all or substantially all of the Company's creditors or the application for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or the appointment otherwise of such a receiver or trustee or a committee of the Company's creditors.

            4.6 Failure to Pay. The Company's failure to pay in full any amount due hereunder, when due.


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         5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder that, through its Sole Director:

            5.1 Existence and Good Standing; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Cook Islands. The Company has the corporate power and authority to make, execute, deliver and perform the transactions contemplated by the Note, Stock Purchase Agreement, Pledge Agreement, and Funds Agreement (the "Transaction Documents"). Each of the Transaction Documents has been duly authorized and approved by all required corporate action of the Company.

            5.2 Restrictive Documents. The Company is not subject to any charter, by-law, mortgage, lien, lease, agreement, instrument, order, law, rule, regulation, judgment or decree, or any other restriction of any kind or character, which would prevent consummation of the transactions contemplated by each of the Transaction Documents.

            5.3 Binding Nature. Each of the Transaction Documents has been duly authorized and, when executed and delivered in accordance with the terms hereof or thereof will, constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms except to the extent that
(i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) such enforcement may be subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            5.4 No Breach. The execution, delivery, and performance of the Transaction Documents has not resulted and will not result in any violation of, or conflict with, or constitute a default under any agreements, or any applicable statute, rule, regulation, order or restriction of any federal or state governmental entity or agency thereof nor result in the creation of any mortgage, pledge, lien, encumbrances, or charge upon any of the properties or assets of the Company that would have a material adverse effect upon the Company, except as contemplated by the Transaction Documents.

            5.5 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Note, except such as has already been obtained or as is not required to be obtained prior to the date of the Note.

            5.6 Securities Laws. Based in part upon the representations of the Holder contained herein, the issuance of the Note pursuant to the terms herein is exempt (i) from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") by virtue of Section 3(b) thereof, and (ii) from qualification under the California Corporate Securities Law by virtue of Section 25102(f) thereof.


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         6. Representations and Warranties of the Holder.

            6.1 Investment Representations. The Holder hereby represents and warrants to the Company that the Holder:

                (a) Has made its own independent investigation of the Company and has been furnished with such information relating to the Company and the Note as the Holder has requested;

                (b) Understands that the Holder must bear the economic risk of its investment in the Note for an indefinite period of time because the Note has not been registered under the Securities Act and, therefore, cannot be sold unless it is either subsequently registered under the Securities Act or an exemption from such registration is available;

                (c) Is acquiring the Note for investment for its own account, but without prejudice to the Holder's right at all times to sell or otherwise dispose of all or part of the Note, under either an effective registration statement under the Securities Act or under an exemption from registration available under the Securities Act, and either in compliance with any applicable state securities law or under an exemption available under the state law. The Holder understands that the Note has not been registered under the Securities Act on the ground that the issuance provided for in the Note is exempt from registration under the Securities Act pursuant to Section 3(b) thereof, which depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein; and

                (d) Is authorized and otherwise duly qualified to purchase and hold the Note, and the purchase and investment contemplated hereby are permitted under all laws applicable to the Holder, its equity holders and their respective beneficial owners.

         7. Miscellaneous.

            7.1 Survival of Warranties. The representations, warranties, and covenants contained in or made pursuant to the Note shall terminate as set forth in the Stock Purchase Agreement.

            7.2 Exchange; Lost, Stolen, Destroyed, or Mutilated Note. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction, or mutilation of the Note and (in the case of loss, theft, or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of the mutilated Note, the Company will execute and deliver, in lieu thereof, a new Note of like tenor.

            7.3 Successors and Assigns. The terms and conditions of the Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in the Note, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or


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liabilities under or by reason of the Note, except as expressly provided in the
Note. Notwithstanding, the Company shall not assign or transfer its obligations under the Note without the prior written consent of the Holder.

            7.4 Notices. Any notice or other communication required or permitted under the Note shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or by telex or confirmed facsimile, or one day after deposit with Federal Express or similar overnight express delivery service (for next day delivery), or seven days after deposit with a domestic Post Office, by registered or certified mail, return receipt requested, postage prepaid and addressed to the party to be notified at the address indicated for such party below, or at such other address as such party may designate by ten days' advance written notice to the other party:

                 (a) If to the Company:  NB Financial Limited
                                         c/o Henderson Limited
                                         Attention: Sara Reeves
                                         Bank of Bermuda House
                                         Tutakimoa Road
                                         Rarotonga, Cook Islands

                 (b) If to the Holder:   Jay A. Geier
                                         5234 Michelson Drive, #23D
                                         Irvine, California 92612

                         With copy to:   Arter & Hadden
                                         5 Park Plaza, Suite 1000
                                         Irvine, California 92614
                                         Attention: Randolf W. Katz, Esq.
                                         Facsimile (714) 252-0961

            7.5 Severability. If one or more provisions of the Note are held to be unenforceable under applicable law, such provision shall be excluded from the Note and the balance of the Note shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

            7.6 Waivers. No course of dealing between the Company and the Holder hereof or any delay on the part of the Holder in exercising any rights hereunder shall operate as a waiver of any rights of the Holder, except to the extent expressly waived in writing by the Holder.


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            7.7 Consents, Waivers, and Modifications. No consent, waiver or modification of any nature relating to the Note, or the obligations of the Company hereunder, shall be effective unless the same is in writing and signed by an authorized representative of the Holder.

            7.8 Entire Agreement. The Note (including the Schedules hereto) and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

            7.9 Governing Law. The Note shall be construed in accordance with and governed by the laws of the State of California and the venue shall be Los Angeles County, California.

            7.10 Further Assurance. At any time or from time-to-time upon request of a party hereto (the "Requesting Party"), the other party hereto will execute and deliver such further documents and do such other acts and things as the Requesting Party may reasonable request in order fully to effectuate the purpose of the Note, to provide for the payment of the principal and interest due hereunder, and to facilitate a party's election to exercise a conversion right granted herein.

            7.11 Headings. The titles and subtitles used in the Note are used for convenience only and are not to be considered in construing or interpreting the Note.

         IN WITNESS WHEREOF, the undersigned has executed or caused a duly authorized officer or representative to execute the Note, all as of the date first above written.


                                                NB FINANCIAL LIMITED

                                                By: HENDERSON LIMITED
                                                    as Director by its Nominee

                                                Its:   /s/ SARAH REEVES
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                                                    Name: Sarah Reeves



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